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                                 EXHIBIT 10(c)

                       AMENDMENT TO MIRROR SAVINGS PLANS
                                 I, II AND III



         Effective as of March 22, 2001, the term "Benefit Plans Review Committee" is deleted and the term "Human Resources and Compensation Committee is substituted therefor in each place in which it appears.